                                                                      EXHIBIT 21
                                                                     -----------

                           SUBSIDIARIES OF REGISTRANT



                                                                                 JURISDICTION
                                    SUBSIDIARY                                     IN WHICH
                                    ----------                                    ORGANIZED
                                                                                  ---------

 1.   A.V. Chemie A.G........................................................   Switzerland
 2.   A-D Holdings Argentina S.A.............................................   Argentina
 3.   ADC Philippines, Inc...................................................   Philippines
 4.   AEAC, Inc..............................................................   Delaware
 5.   Avery Automotive Limited...............................................   United Kingdom
 6.   Avery China Company Limited............................................   China
 7.   Avery Coordination Center N.V..........................................   Belgium
 8.   Avery Corp.............................................................   Delaware
 9.   Avery de Mexico S.A. de C.V............................................   Mexico
10.   Avery Dennison (Fiji) Limited..........................................   Fiji
11.   Avery Dennison (Hong Kong) Limited.....................................   Hong Kong
12.   Avery Dennison (India) Private Limited.................................   India
13.   Avery Dennison (Ireland) Limited.......................................   Ireland
14.   Avery Dennison (Malaysia) Sdn. Bhd.....................................   Malaysia
15.   Avery Dennison (Retail) Limited........................................   Australia
16.   Avery Dennison (Thailand) Ltd..........................................   Thailand
17.   Avery Dennison Argentina S.A...........................................   Argentina
18.   Avery Dennison Australia Group Holdings Pty. Limited...................   Australia
19.   Avery Dennison Australia Limited.......................................   Australia
20.   Avery Dennison C.A.....................................................   Venezuela
21.   Avery Dennison Canada Inc..............................................   Canada
22.   Avery Dennison Chile S.A...............................................   Chile
23.   Avery Dennison Colombia S.A............................................   Columbia
24.   Avery Dennison Danmark A/S.............................................   Denmark
25.   Avery Dennison Deutschland GmbH........................................   Germany
26.   Avery Dennison do Brasil Ltda..........................................   Brazil
27.   Avery Dennison Dover S.A...............................................   Argentina
28.   Avery Dennison Foreign Sales Corporation...............................   Barbados
29.   Avery Dennison France S.A..............................................   France
30.   Avery Dennison Holding AG..............................................   Switzerland
31.   Avery Dennison Holding GmbH............................................   Germany
32.   Avery Dennison Holdings Limited........................................   Australia
33.   Avery Dennison Hong Kong B.V...........................................   Netherlands


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

                                                                                 JURISDICTION
                                    SUBSIDIARY                                     IN WHICH
                                    ----------                                    ORGANIZED
                                                                                  ---------
34.   Avery Dennison Hungary Limited.........................................   Hungary
35.   Avery Dennison Iberica, S.A............................................   Spain
36.   Avery Dennison Italia S.p.A............................................   Italy
37.   Avery Dennison Korea Limited...........................................   Korea
38.   Avery Dennison Luxembourg S.A..........................................   Luxembourg
39.   Avery Dennison Materials GmbH..........................................   Germany
40.   Avery Dennison Materials France S.a.r.L................................   France
41.   Avery Dennison Materials Ireland Limited...............................   Ireland
42.   Avery Dennison Materials Nederland B.V.................................   Netherlands
43.   Avery Dennison Materials U.K. Limited..................................   United Kingdom
44.   Avery Dennison Mexico S.A. de C.V......................................   Mexico
45.   Avery Dennison Norge A/S...............................................   Norway
46.   Avery Dennison Office Products (Pty.) Ltd..............................   South Africa
47.   Avery Dennison Office Products Company.................................   Nevada
48.   Avery Dennison Office Products U.K. Ltd................................   United Kingdom
49.   Avery Dennison Osterreich GmbH.........................................   Austria
50.   Avery Dennison Overseas Corporation....................................   Massachusetts
51.   Avery Dennison Pension Trustee Limited.................................   United Kingdom
52.   Avery Dennison Polska Sp. Zo.o.........................................   Poland
53.   Avery Dennison Printer Labels A/S......................................   Denmark
54.   Avery Dennison Scandinavia A/S.........................................   Denmark
55.   Avery Dennison Security Printing Europe A/S............................   Denmark
56.   Avery Dennison Singapore (Pte) Ltd.....................................   Singapore
57.   Avery Dennison South Africa (Proprietary) Limited......................   South Africa
58.   Avery Dennison Suomi OY................................................   Finland
59.   Avery Dennison Sverige AB..............................................   Sweden
60.   Avery Dennison U.K. Limited............................................   United Kingdom
61.   Avery Dennison, S.A. de C.V............................................   Mexico
62.   Avery Etiketsystemer A/S...............................................   Denmark
63.   Avery Etiketten B.V....................................................   Netherlands
64.   Avery Etiketten N.V....................................................   Belgium
65.   Avery Etikettsystem Svenska AB.........................................   Sweden
66.   Avery Foreign Sales Corporation B.V....................................   Netherlands
67.   Avery Graphic Systems, Inc.............................................   Delaware
68.   Avery Guidex Limited...................................................   United Kingdom
69.   Avery Holding B.V......................................................   Netherlands
70.   Avery Holding Limited..................................................   United Kingdom

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

                                                                                 JURISDICTION
                                    SUBSIDIARY                                     IN WHICH
                                    ----------                                    ORGANIZED
                                                                                  ---------

71.   Avery Holding S.A......................................................   France
72.   Avery International France S.A.........................................   France
73.   Avery Label (Northern Ireland) Limited.................................   United Kingdom
74.   Avery Maschinen GmbH...................................................   Germany
75.   Avery Pacific Corporation..............................................   California
76.   Avery Properties Pty. Limited..........................................   Australia
77.   Avery Research Center, Inc.............................................   California
78.   Avery Specialty Tape Division N.V......................................   Belgium
79.   Avery, Inc.............................................................   California
80.   Cardinal Insurance Limited.............................................   Bermuda
81.   Dennison do Brasil Industria e Comercio Ltda...........................   Brazil
82.   Dennison International Company.........................................   Massachusetts
83.   Dennison International Holding B.V.....................................   Netherlands
84.   Dennison Ireland Limited...............................................   Ireland
85.   Dennison Manufacturing (Trading) Ltd...................................   United Kingdom
86.   Dennison Manufacturing Company.........................................   Nevada
87.   Dennison Monarch Systems, Inc..........................................   Delaware
88.   Dennison Office Products Limited.......................................   Ireland
89.   DMC Development Corporation............................................   Nevada
90.   Etikettrykkeriet A/S...................................................   Denmark
91.   Fasson (Schweiz) A.G...................................................   Switzerland
92.   Fasson Belgie N.V......................................................   Belgium
93.   Fasson Canada Inc......................................................   Canada
94.   Fasson Portugal Produtos Auto-Adesivos Lda.............................   Portugal
95.   Fasson Pty. Limited....................................................   Australia
96.   LAC Retail Systems Limited.............................................   United Kingdom
97.   LDNA Corporation.......................................................   California
98.   Metallised Films & Papers Ltd..........................................   United Kingdom
99.   Monarch Industries, Inc................................................   New Jersey
100.  Plastimpres S.A........................................................   Argentina
101.  PT Avery Dennison Indonesia............................................   Indonesia
102.  Retail Products Limited................................................   Ireland
103.  Security Printing Division, Inc........................................   Delaware
104.  Soabar Systems (Hong Kong) Limited.....................................   Hong Kong
105.  Societe Civile Immobiliere Sarrail.....................................   France
106.  TIADECO Participacoes, Ltda............................................   Brazil
107.  Unistat Pty. Limited...................................................   Australia

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

  All of the preceding subsidiaries have been consolidated in the Registrant's financial statements and no separate financial statements have been filed.

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